                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                       Phil Frohlich

Address:                                    1924 South Utica, Suite 1120
                                            Tulsa, OK 74104

Date of Event Requiring Statement:          06/04/2020